Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements and Amendments in effect of our report dated March 4, 2011, with respect to the consolidated balance sheets of Nortel Networks Corporation and subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in deficit and comprehensive income (loss) and cash flows for each of the years in the two year period ended December 31, 2010, which report appears in the December 31, 2010 Annual Report on Form 10-K of Nortel Networks Corporation:

•	Registration Statement on Form S-3

(Nortel Networks/BCE 1985 Stock Option Plan and the

Nortel Networks/BCE 1999 Stock Option Plan)

(333-11888)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto

(Qtera Corporation)

(333-11454)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto

(Dividend Reinvestment Plan)

(33-62270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Stock Purchase Plan)

(333-11270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan)

(333-9570)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks NA Inc. 1994 Stock Option Plan)

(333-9066)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Qtera Corporation Amended and Restated Stock Incentive Plan)

(333-11452)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Periphonics Corporation 1995 Stock Option Plan, as Amended and

Periphonics Corporation 1995 Non-Employee Director Stock Option Plan)

(333-10980)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Clarify Inc. 1991 Stock Option/Stock Issuance Plan,

Clarify Inc. 1999 Non-Executive Stock Option/Stock Issuance Plan,

Clarify Inc. Amended and Restated 1995 Stock Option/Stock Issuance Plan,

Clarify Inc. Non-Employee Directors Option Plan,

OBJIX Systems Development, Inc. Stock Plan and

Certain Separate Option Agreements)

(333-11110)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)

(333-11342)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)

(333-6152)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)

(33-88214)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)

(33-61904)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)

(33-11640)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Promatory Communications, Inc. 1997 Stock Plan and

Promatory Communications, Inc. 1999 Stock Plan)

(333-11798)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Inc. Long-Term Investment Plan)

(333-7366)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Inc. Long-Term Investment Plan)

(33-25333)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks Corporation 2000 Stock Option Plan)

(333-11876)

•	Registration Statement on Form S-8

(Xros, Inc. 1999 Stock Plan)

(333-12176)

•	Registration Statement on Form S-8

(Architel Systems Corporation 1994 Flexible Stock Incentive Plan,

1996 Stock Option Plan of Architel Systems Corporation,

Amended and Restated Accugraph Corporation 1996 Stock Option Plan,

Accugraph Corporation Key Employee Stock Option Plan and

Accugraph Corporation 1992 Directors and Officers Stock Option Plan)

(333-12228)

•	Registration Statement on Form S-8

(CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan)

(333-12286)

•	Registration Statement on Form S-8

(EPiCON, Inc. 1995 Stock Plan, as Amended)

(333-12644)

•	Registration Statement on Form S-8

(Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan,

1999 Equity Incentive Plan,

1999 Stock Purchase Plan and

Pharsalia Technologies, Inc. 2000 Equity Incentive Plan)

(333-12760)

•	Registration Statement on Form S-8

(Sonoma Systems 1996 Stock Option Plan, as Amended and

Sonoma Systems 1999 Stock Option Plan, as Amended)

(333-49304)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto

(Nortel Networks U.S. Deferred Compensation Plan)

(333-11558)

•	Registration Statement on Form S-3

(JDS Uniphase Corporation)

(333-57510)

•	Registration Statement on Form S-8

(Nortel Networks Stock Purchase Plan)

(333-70482)

•	Registration Statement on Form S-3

(Shasta Networks, Inc.)

(333-10310)

•	Registration Statement on Form S-8

(Nortel Networks Company Savings Plan)

(333-70504)

•	Registration Statement on Form S-8

(Nortel Networks Stock Purchase Plan)

(333-106633)

•	Registration Statement on Form S-8

(Long-Term Investment Plan)

(333-106654)

•	Registration Statement on Form S-8

(Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan and

Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program)

(333-126250)

•	Registration Statement on Form S-8

(Nortel 2005 Stock Incentive Plan)

(333-135768)

•	Registration Statement on Form S-8

(Nortel 2005 Stock Incentive Plan, As Amended and Restated,

Nortel U.S. Stock Purchase Plan, As Amended and Restated

Nortel Global Stock Purchase Plan, As Amended and Restated

Nortel Stock Purchase Plans for Members of the Savings and Retirement Program, As Amended)

(333-151901)

Our report dated March 4, 2011 contains an explanatory paragraph that states that the Company filed for creditor protection for itself and certain subsidiaries, which raises substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada

March 4, 2011